                                                                     EXHIBIT 1.1

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY **
COLLECTION PERIOD ENDED SEPTEMBER 1, 2001


Available Amount to Note Holders:                                                                  5,303,380.81

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)         Initial Unpaid Amounts inadvertently deposited in Collection Account                             --
(ii)        Indemnity Payments paid inadvertently deposited in Collection Account                            --
(iii)       Aggregate of:
             (a) Unreimbursed Servicer Advances                                                       14,532.43
             (b) Servicer Fees from current and prior Collection Period                               29,751.65
             (c) Servicing Charges inadvertently deposited in Collection Account                              -
(iv)        Premium Amount due on Payment Date and unpaid Premium Amounts                              7,007.14
(v)         Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                  416.67
(vi)        Reimbursable Trustee Expenses per 7.07(a)(ii)                                                    --
(vii)       Class A-1 through A-4 Note Interest on a pari passu basis:
             Class A-1 Note Interest                                                                         --
             Class A-2 Note Interest                                                                         --
             Class A-3 Note Interest                                                                         --
             Class A-4 Note Interest                                                                 281,687.17

(viii)      Class B-1 Note Interest                                                                    7,986.40
(ix)        Class B-2 Note Interest                                                                    5,173.75
(x)         Class B-3 Note Interest                                                                    6,791.71
(xi)        Class A Base Principal Distribution Amount plus Class A Overdue Principal
             Class A-1 Principal Distribution Amount                                                         --
             Class A-2 Principal Distribution Amount                                                         --
             Class A-3 Principal Distribution Amount                                                         --
             Class A-4 Principal Distribution Amount                                               4,694,877.50
(xii)       Note Insurer Reimbursement Amount                                                                --
(xiii)      Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal            102,062.56
(xiv)       Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal             51,031.27
(xv)        Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal            102,062.56
(xvi)       Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                    --
(xvii)      Other Amounts Due Servicer under Servicing Agreement                                             --
(xviii)     Remaining Amount to Residual Holder                                                              --


            Reviewed By:



            ------------------------------------------------------------------------------------
            Joel Cappon
            Controller, American Express Business Finance

**The Servicer is presently conducting an audit of Leases acquired from a single Source. Accordingly, this Monthly Statement is" subject to revision after conclusion of such audit. We anticipate that such audit will be substantially complete in the near future.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED SEPTEMBER 1, 2001





                      Initial          Beginning         Base         Additional         Total          Ending           Ending
                     Principal         Principal       Principal       Principal       Principal       Principal      Certificate
    Class             Balance           Balance      Distribution    Distribution    Distribution      Balance           Factor
--------------    ---------------   --------------   -------------   ------------   -------------   --------------   -------------
Class A-1           70,687,140.00               --              --             --              --               --       0.0000000
Class A-2           53,856,869.00               --              --             --              --               --       0.0000000
Class A-3           52,510,447.00               --              --             --              --               --       0.0000000
Class A-4           70,687,140.00    60,061,230.33    4,694,877.50             --    4,694,877.50    55,366,352.83       0.7832592
                  ---------------   --------------   -------------   ------------   -------------   --------------       ---------
 Total Class A     247,741,596.00    60,061,230.33    4,694,877.50             --    4,694,877.50    55,366,352.83       0.2234843
Class B-1            5,385,687.00     1,305,678.95      102,062.56             --      102,062.56     1,203,616.39       0.2234843
Class B-2            2,692,843.00       652,839.35       51,031.27             --       51,031.27       601,808.09       0.2234843
Class B-3            5,385,687.00     1,305,678.96      102,062.56             --      102,062.56     1,203,616.40       0.2234843
                  ---------------   --------------   -------------   ------------   -------------   --------------
 Total             261,205,813.00    63,325,427.60    4,950,033.89             --    4,950,033.89    58,375,393.71

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2001


AVAILABLE FUNDS
     Collection Account balance, as of August 31, 2001                                                727,004.56
     Add: Investment earnings on amounts in Collection Account                                          3,420.10
     Add: Payments due Collection Account from last 3 business days of Collection Period            1,628,388.74
     Less: Amounts inadvertently deposited into collection account                                   (122,430.64)
     Add: Additional contribution for terminated trade-ups and rebooked leases                         66,847.61
     Add: Servicer Advance on current Determination Date                                            2,755,289.16
                                                                                                  ---------------
      Available Funds on Payment Date                                                               5,303,380.81
INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                          --
                                                                                                  ---------------
 REMAINING AVAILABLE FUNDS                                                                          5,303,380.81
INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                         --
                                                                                                  ---------------
 REMAINING AVAILABLE FUNDS                                                                          5,303,380.81
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                                14,532.43
     Unreimbursed Servicer Advances paid                                                               14,532.43
                                                                                                  ---------------
      Unreimbursed Servicer Advances remaining unpaid                                                         --
                                                                                                  ---------------
 REMAINING AVAILABLE FUNDS                                                                          5,288,848.38
SERVICER FEES
     Servicer Fees due                                                                                 29,751.65
     Servicer Fees paid                                                                                29,751.65
                                                                                                  ---------------
      Servicer Fees remaining unpaid                                                                          --
                                                                                                  ---------------
 REMAINING AVAILABLE FUNDS                                                                          5,259,096.73
SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                                --
                                                                                                  ---------------
 REMAINING AVAILABLE FUNDS                                                                          5,259,096.73
PREMIUM AMOUNT
     Premium Amount due                                                                                 7,007.14
     Premium Amount paid                                                                                7,007.14
                                                                                                  ---------------
      Premium Amount remaining unpaid                                                                         --
                                                                                                  ---------------
 REMAINING AVAILABLE FUNDS                                                                          5,252,089.59
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                            416.67
     Indenture Trustee Fee paid                                                                           416.67
                                                                                                  ---------------
      Indenture Trustee Fee remaining unpaid                                                                  --
                                                                                                  ---------------
 REMAINING AVAILABLE FUNDS                                                                          5,251,672.92
REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                                     --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                                75,000.00
                                                                                                  ---------------
     Total Indenture Trustee Expenses paid                                                                    --
                                                                                                  ---------------
      Indenture Trustee Expenses unpaid                                                                       --

 REMAINING AVAILABLE FUNDS                                                                          5,251,672.92
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                                  --
     Class A-2 Note Interest                                                                                  --
     Class A-3 Note Interest                                                                                  --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2001


     Class A-4 Note Interest                                                                          281,687.17
                                                                                                 ----------------
      Total Class A Interest due                                                                      281,687.17
                                                                                                 ----------------
 REMAINING AVAILABLE FUNDS                                                                          4,969,985.75
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                                        7,986.40
     Class B-1 Note Interest paid                                                                       7,986.40
                                                                                                 ----------------
      Class B-1 Note Interest remaining unpaid                                                                --
                                                                                                 ----------------
 REMAINING AVAILABLE FUNDS                                                                          4,961,999.35
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                                        5,173.75
     Class B-2 Note Interest paid                                                                       5,173.75
                                                                                                 ----------------
      Class B-2 Note Interest remaining unpaid                                                                --
                                                                                                 ----------------
 REMAINING AVAILABLE FUNDS                                                                          4,956,825.60
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                                        6,791.71
     Class B-3 Note Interest paid                                                                       6,791.71
                                                                                                 ----------------
      Class B-3 Note Interest remaining unpaid                                                                --
                                                                                                 ----------------
 REMAINING AVAILABLE FUNDS                                                                          4,950,033.89
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                                 4,694,877.50
     Class A Note Principal Balance as of preceding Payment Date                                   60,061,230.33
                                                                                                 ----------------
     Class A Base Principal Distribution Amount paid                                                4,694,877.50
                                                                                                 ----------------
      Class A Base Principal Distribution Amount remaining unpaid                                             --

     Class A-1 Note Principal Balance as of preceding Payment Date                                            --
     Class A-1 Base Principal Distribution Amount paid                                                        --
                                                                                                 ----------------
      Class A-1 Note Principal Balance after distribution on Payment Date                                     --
                                                                                                 ----------------

     Remaining Class A Base Principal Distribution Amount                                           4,694,877.50
                                                                                                 ----------------

     Class A-2 Note Principal Balance as of preceding Payment Date                                            --
     Class A-2 Base Principal Distribution Amount paid                                                        --
                                                                                                 ----------------
      Class A-2 Note Principal Balance after distribution on Payment Date                                     --

     Remaining Class A Base Principal Distribution Amount                                           4,694,877.50
                                                                                                 ----------------

     Class A-3 Note Principal Balance as of preceding Payment Date                                            --
     Class A-3 Base Principal Distribution Amount paid                                                        --
                                                                                                 ----------------
      Class A-3 Note Principal Balance after distribution on Payment Date                                     --

     Remaining Class A Base Principal Distribution Amount                                           4,694,877.50
                                                                                                 ----------------

     Class A-4 Note Principal Balance as of preceding Payment Date                                 60,061,230.33
     Class A-4 Base Principal Distribution Amount paid                                              4,694,877.50
                                                                                                 ----------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2001


     Class A-4 Note Principal Balance after distribution on Payment Date                           55,366,352.83

 REMAINING AVAILABLE FUNDS                                                                            255,156.38

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insurer Reimbursement Amount due                                                                    --
     Note Insurer Reimbursement Amount paid                                                                   --
                                                                                                 ----------------
     Note Insurer Reimbursement Amount remaining unpaid                                                       --
 REMAINING AVAILABLE FUNDS                                                                            255,156.38

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                                  1,305,678.95
     Class B-1 Base Principal Distribution due                                                        102,062.56
     Class B-1 Base Principal Distribution paid                                                       102,062.56
                                                                                                 ----------------
      Class B-1 Base Principal Distribution remaining unpaid                                                  --
      Class B-1 Note Principal Balance after distribution on Payment Date                           1,203,616.39

 REMAINING AVAILABLE FUNDS                                                                            153,093.83

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                                    652,839.35
     Class B-2 Base Principal Distribution due                                                         51,031.27
     Class B-2 Base Principal Distribution paid                                                        51,031.27
                                                                                                 ----------------
      Class B-2 Base Principal Distribution remaining unpaid                                                  --
      Class B-2 Note Principal Balance after distribution on Payment Date                             601,808.09
 REMAINING AVAILABLE FUNDS                                                                            102,062.56
CLASS B-3 BASE PRINCIPAL DISTRIBUTION
     Class B-3 Note Principal Balance as of preceding Payment Date                                  1,305,678.96
     Class B-3 Base Principal Distribution due                                                        102,062.56
     Class B-3 Base Principal Distribution paid                                                       102,062.56
                                                                                                 ----------------
      Class B-3 Base Principal Distribution remaining unpaid                                                0.00
      Class B-3 Note Principal Balance after distribution on Payment Date                           1,203,616.40
 REMAINING AVAILABLE FUNDS                                                                                    --
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                              --
     Remaining Indenture Trustee Expenses paid                                                                --
                                                                                                 ----------------
      Remaining Indenture Trustee Expenses unpaid                                                             --
 REMAINING AVAILABLE FUNDS                                                                                    --
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                                 --
     Other Amounts Due Servicer under Servicing Agreement paid                                                --
                                                                                                 ----------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                                    --
 REMAINING AVAILABLE FUNDS                                                                                    --
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                             --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED SEPTEMBER 1, 2001


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                                    71,403,957.59
      ADCPB, end of Collection Period                                                          66,453,923.70
                                                                                              ---------------
       Base Principal Amount                                                                    4,950,033.89

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                           3,239,613.23
      Servicing Advances collected during the current Collection Period                         3,225,080.80
                                                                                              ---------------
       Unreimbursed Servicing Advances as of current Determination Date                            14,532.43

CALCULATION OF INTEREST DUE

                         Beginning                             Current                          Total
                         Principal            Interest        Interest        Overdue          Interest
        Class             Balance               Rate             Due          Interest           Due
     ----------       ---------------         --------       ------------    ----------      ------------
      Class A-1                   --           5.2150%                --            --                --
      Class A-2                   --           5.4900%                --            --                --
      Class A-3                   --           5.4500%                --            --                --
      Class A-4        60,061,230.33           5.6280%        281,687.17            --        281,687.17
      Class B-1         1,305,678.95           7.3400%          7,986.40            --          7,986.40
      Class B-2           652,839.35           9.5100%          5,173.75            --          5,173.75
      Class B-3         1,305,678.96           6.2420%          6,791.71            --          6,791.71
                      ---------------         --------       ------------    ----------      ------------
                       63,325,427.60           5.7160%        301,639.03            --        301,639.03

CALCULATION OF PRINCIPAL DUE

                        Base                 Base                            Total
                      Principal            Principal        Overdue        Principal
        Class        Amount Pct.             Amount        Principal          Due
     ----------      -----------         --------------    ----------    --------------
      Class A            94.845%          4,694,877.50            --      4,694,877.50
      Class B-1           2.062%            102,062.56            --        102,062.56
      Class B-2           1.031%             51,031.27            --         51,031.27
      Class B-3           2.062%            102,062.56          0.00        102,062.56
                                         --------------    ----------    --------------
                                          4,950,033.89          0.00      4,950,033.89

CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                                   71,403,957.59
      Servicer Fee Rate                                                                                0.500%
      One-twelfth                                                                                       1/12
                                                                                                       ------
      Servicer Fee due current period                                                              29,751.65
      Prior Servicer Fee arrearage                                                                        --
                                                                                              ---------------
      Servicer Fee due                                                                             29,751.65

CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period               60,061,230.33
      Premium Rate                                                                                     0.140%
      One-twelfth                                                                                       1/12
                                                                                                       ------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED SEPTEMBER 1, 2001


      Premium Amount due Current Period                                                             7,007.14
      Prior Premium Amount arrearage                                                                      --
                                                                                              ---------------
       Total Premium Amount due                                                                     7,007.14

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                        416.67
      Prior Indenture Trustee Fee arrearage                                                               --
                                                                                              ---------------
      Total Indenture Trustee Fee due                                                                 416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                      --
      Prior Indenture Trustee Expenses arrearage                                                          --
                                                                                              ---------------
      Total Indenture Trustee Expenses due                                                                --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                               --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                              --
                                                                                              ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                                          --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2001



RESTRICTING EVENT DETERMINATION:

                                                                                                         Yes/No
                                                                                                         ------
     A) Event of Servicer Termination (Yes/No)                                                             No
     B) Note Insurer has Made a Payment (Yes/No)                                                           No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                       No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                    No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                         Yes/No
                                                                                                         ------
     A) Failure to distribute to the Noteholders all or part of any payment of
     Interest required to be made under the terms of such Notes or the Indenture when
     due; and,                                                                                             No
     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment
     Date to the extent that sufficient Available Funds are on deposit in the
     Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity
     Date, the Class A-3 Maturity Date, the Class A-4 Maturity Date, the Class B-1
     Maturity Date, the Class B-2 Maturity Date, or the Class B-3 Maturity Date, as
     the case may be, on any remaining principal owed on the outstanding Class A-1
     Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class
     B-2 Notes, or Class B-3 Notes, as the case may be.                                                    No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

      Section                                         Event                                             Yes/No
     ----------                                       -----                                             -------
     6.01(i)     Failure to make payment required                                                          No
     6.01(ii)    Failure to submit Monthly Statement                                                       No
     6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                       No
     6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                             No
     6.01(v)     Servicer files a voluntary petition for bankruptcy                                        No
     6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn or
                 dismissed within 60 days                                                                  No
     6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                 No
     6.01(viii)  Servicer Trigger Event as contained in the Insurance Agreement has occurred.              No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2001


Gross Charge Event Calculation:

                                                                                           Result
                                                                                           ------
    Gross Charge Off Ratio Current Period                                                   1.91%
    Gross Charge Off Ratio Prior Period                                                     1.30%
    Gross Charge Off Ratio Second Prior Period                                              1.29%
                                                                                           ------
     Average of Gross Charge Off Ratio for Three Periods                                    1.50%
    Maximum Allowed                                                                         2.50%

    Gross Charge Off Ratio:

                            ADCPB of                                                          Gross Charge Off Ratio
                         All Defaulted        Less                           End of Month          Charge Offs/
                           Contracts        Recoveries      Charge Offs         ADCPB                  ADCPB
                        ---------------   --------------   -------------   ---------------    ----------------------
    Current Period        1,703,701.67     1,597,672.96      106,028.71     66,453,923.70                      1.91%
    Prior Period            376,951.58       299,801.89       77,149.69     71,403,957.59                      1.30%
    Second Prior Period     157,137.11        75,901.93       81,235.18     75,434,150.50                      1.29%


Delinquency Event Calculation:

                                                                                           Results
                                                                                           -------
    Delinquency Trigger Ratio Current Period                                                 7.42%
    Delinquency Trigger Ratio Prior Period                                                   6.99%
    Delinquency Trigger Ratio Second Prior Period                                            6.63%
                                                                                           -------
    Average of Delinquency Trigger Ratios                                                    7.01%
    Maximum Allowed                                                                          7.50%

    Delinquency Trigger Ratio:

                                 A                     B                   A/B
                                 -                     -                   ---
                              ADCPB of             ADCPB of
                          Contract > 30 Day      All Contracts      Delinquency Trigger
                              Past Due          As of Month-End           Ratio:
                         ------------------    -----------------    -------------------
    Current Period            4,931,918.90        66,453,923.70                   7.42%
    Prior Period              4,990,374.55        71,403,957.58                   6.99%
    Second Prior Period       4,997,561.59        75,434,150.50                   6.63%

                            ADCPB        Delinquency Ratio
                         -----------     -----------------
    Current               61,522,005                92.58%
    31-60 Days Past Due    2,089,695                 3.14%
    61-90 Days Past Due    1,353,840                 2.04%
    91+ Days Past Due      1,488,384                 2.24%
                           ---------              --------
    TOTAL                 66,453,924               100.00%


Substitution Limits

    ADCPB as of Cut-Off Date                                     269,284,343.00
    Maximum Substitution (10% of Initial)                         26,928,434.30

    Prior month Cumulative ADCPB Substituted                       9,157,586.71
    Current month ADCPB Substituted                                          --
                                                                ----------------
    Cumulative ADCPB Substituted                                   9,157,586.71

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY **
COLLECTION PERIOD ENDED SEPTEMBER 1, 2001


Available Amount to Note Holders:                                                                  6,301,522.96

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)         Initial Unpaid Amounts inadvertently deposited in Collection Account                             --
(ii)        Indemnity Payments paid inadvertently deposited in Collection Account                            --
(iii)       Aggregate of:
             (a) Unreimbursed Servicer Advances                                                        9,551.92
             (b) Servicer Fees from current and prior Collection Period                               42,401.33
             (c) Servicing Charges inadvertently deposited in Collection Account                             --
(iv)        Premium Amount due on Payment Date and unpaid Premium Amounts                             12,707.09
(v)         Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                  416.67
(vi)        Reimbursable Trustee Expenses per 7.07(a)(ii)                                                    --
(vii)       Class A-1 through A-4 Note Interest on a pari passu basis:
             Class A-1 Note Interest                                                                         --
             Class A-2 Note Interest                                                                         --
             Class A-3 Note Interest                                                                  13,916.61
             Class A-4 Note Interest                                                                 401,672.54

(viii)      Class B-1 Note Interest                                                                   10,434.02
(ix)        Class B-2 Note Interest                                                                    7,884.71
(x)         Class B-3 Note Interest                                                                    6,243.05
(xi)        Class A Base Principal Distribution Amount plus Class A Overdue Principal
             Class A-1 Principal Distribution Amount                                                         --
             Class A-2 Principal Distribution Amount                                                         --
             Class A-3 Principal Distribution Amount                                               3,014,427.99
             Class A-4 Principal Distribution Amount                                               2,781,867.03
(xii)       Note Insurer Reimbursement Amount                                                                --
(xiii)      Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal                    --
(xiv)       Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal                    --
(xv)        Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal                    --
(xvi)       Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                    --
(xvii)      Other Amounts Due Servicer under Servicing Agreement                                             --
(xviii)     Remaining Amount to Residual Holder                                                              --


            Reviewed By:



            ------------------------------------------------------------------------------------
            Joel Cappon
            Controller, American Express Business Finance

**The Servicer is presently conducting an audit of Leases acquired from a single Source. Accordingly, this Monthly Statement is" subject to revision after conclusion of such audit. We anticipate that such audit will be substantially complete in the near future.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2001


AVAILABLE FUNDS
     Collection Account balance, as of August 31, 2001                                                298,512.69
     Add: Investment earnings on amounts in Collection Account                                          3,242.78
     Add: Payments due Collection Account from last 3 business days of Collection Period            1,573,263.61
     Less: Amounts inadvertently deposited into collection account                                            --
     Add: Additional contribution for terminated trade-ups and rebooked leases                         40,902.31
     Add: Servicer Advance on current Determination Date                                            4,385,601.57
                                                                                                  ---------------
      Available Funds on Payment Date                                                               6,301,522.96
INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                          --
                                                                                                  ---------------
 REMAINING AVAILABLE FUNDS                                                                          6,301,522.96
INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                         --
                                                                                                  ---------------
 REMAINING AVAILABLE FUNDS                                                                          6,301,522.96
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                                 9,551.92
     Unreimbursed Servicer Advances paid                                                                9,551.92
                                                                                                  ---------------
      Unreimbursed Servicer Advances remaining unpaid                                                         --
                                                                                                  ---------------
 REMAINING AVAILABLE FUNDS                                                                          6,291,971.04
SERVICER FEES
     Servicer Fees due                                                                                 42,401.33
     Servicer Fees paid                                                                                42,401.33
                                                                                                  ---------------
      Servicer Fees remaining unpaid                                                                          --
                                                                                                  ---------------
 REMAINING AVAILABLE FUNDS                                                                          6,249,569.71
SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                                --
                                                                                                  ---------------
 REMAINING AVAILABLE FUNDS                                                                          6,249,569.71
PREMIUM AMOUNT
     Premium Amount due                                                                                12,707.09
     Premium Amount paid                                                                               12,707.09
                                                                                                  ---------------
      Premium Amount remaining unpaid                                                                         --
                                                                                                  ---------------
 REMAINING AVAILABLE FUNDS                                                                          6,236,862.62
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                            416.67
     Indenture Trustee Fee paid                                                                           416.67
                                                                                                  ---------------
      Indenture Trustee Fee remaining unpaid                                                                  --
                                                                                                  ---------------
 REMAINING AVAILABLE FUNDS                                                                          6,236,445.95
REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                                     --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                                75,000.00
                                                                                                  ---------------
     Total Indenture Trustee Expenses paid                                                                    --
                                                                                                  ---------------
      Indenture Trustee Expenses unpaid                                                                       --

 REMAINING AVAILABLE FUNDS                                                                          6,236,445.95

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2001


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                                  --
     Class A-2 Note Interest                                                                                  --
     Class A-3 Note Interest                                                                           13,916.61
     Class A-4 Note Interest                                                                          401,672.54
                                                                                                  ---------------
      Total Class A Interest due                                                                      415,589.15
                                                                                                  ---------------
 REMAINING AVAILABLE FUNDS                                                                          5,820,856.81
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                                       10,434.02
     Class B-1 Note Interest paid                                                                      10,434.02
                                                                                                  ---------------
      Class B-1 Note Interest remaining unpaid                                                                --
                                                                                                  ---------------
 REMAINING AVAILABLE FUNDS                                                                          5,810,422.78
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                                        7,884.71
     Class B-2 Note Interest paid                                                                       7,884.71
                                                                                                  ---------------
      Class B-2 Note Interest remaining unpaid                                                                --
                                                                                                  ---------------
 REMAINING AVAILABLE FUNDS                                                                          5,802,538.07
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                                        6,243.05
     Class B-3 Note Interest paid                                                                       6,243.05
                                                                                                  ---------------
      Class B-3 Note Interest remaining unpaid                                                                --
                                                                                                  ---------------
 REMAINING AVAILABLE FUNDS                                                                          5,796,295.02
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                                 5,849,660.98
     Class A Note Principal Balance as of preceding Payment Date                                   87,134,330.99
                                                                                                  ---------------
     Class A Base Principal Distribution Amount paid                                                5,796,295.02
                                                                                                  ---------------
      Class A Base Principal Distribution Amount remaining unpaid                                      53,365.96

     Class A-1 Note Principal Balance as of preceding Payment Date                                            --
     Class A-1 Base Principal Distribution Amount paid                                                        --
                                                                                                  ---------------
      Class A-1 Note Principal Balance after distribution on Payment Date                                     --

     Remaining Class A Base Principal Distribution Amount                                           5,796,295.02
                                                                                                  ---------------

     Class A-2 Note Principal Balance as of preceding Payment Date                                            --
     Class A-2 Base Principal Distribution Amount paid                                                        --
                                                                                                  ---------------
      Class A-2 Note Principal Balance after distribution on Payment Date                                     --

     Remaining Class A Base Principal Distribution Amount                                           5,796,295.02
                                                                                                  ---------------

     Class A-3 Note Principal Balance as of preceding Payment Date                                  3,014,427.99
     Class A-3 Base Principal Distribution Amount paid                                              3,014,427.99
                                                                                                  ---------------
      Class A-3 Note Principal Balance after distribution on Payment Date                                     --

     Remaining Class A Base Principal Distribution Amount                                           2,781,867.03
                                                                                                  ---------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2001


     Class A-4 Note Principal Balance as of preceding Payment Date                                 84,119,903.00
     Class A-4 Base Principal Distribution Amount paid                                              2,781,867.03
                                                                                                  ---------------
      Class A-4 Note Principal Balance after distribution on Payment Date                          81,338,035.97

 REMAINING AVAILABLE FUNDS                                                                                    --

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insurer Reimbursement Amount due                                                                    --
     Note Insurer Reimbursement Amount paid                                                                   --
                                                                                                  ---------------
     Note Insurer Reimbursement Amount remaining unpaid                                                       --
 REMAINING AVAILABLE FUNDS                                                                                    --

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                                  1,894,224.75
     Class B-1 Base Principal Distribution due                                                        127,166.55
     Class B-1 Base Principal Distribution paid                                                               --
                                                                                                  ---------------
      Class B-1 Base Principal Distribution remaining unpaid                                          127,166.55
      Class B-1 Note Principal Balance after distribution on Payment Date                           1,894,224.75

 REMAINING AVAILABLE FUNDS                                                                                    --

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                                    947,112.37
     Class B-2 Base Principal Distribution due                                                         63,583.28
     Class B-2 Base Principal Distribution paid                                                               --
                                                                                                  ---------------
      Class B-2 Base Principal Distribution remaining unpaid                                           63,583.28
      Class B-2 Note Principal Balance after distribution on Payment Date                             947,112.37
 REMAINING AVAILABLE FUNDS                                                                                    --
CLASS B-3 BASE PRINCIPAL DISTRIBUTION
     Class B-3 Note Principal Balance as of preceding Payment Date                                  1,183,890.47
     Class B-3 Base Principal Distribution due                                                         79,479.10
     Class B-3 Base Principal Distribution paid                                                               --
                                                                                                  ---------------
      Class B-3 Base Principal Distribution remaining unpaid                                           79,479.10
      Class B-3 Note Principal Balance after distribution on Payment Date                           1,183,890.47
 REMAINING AVAILABLE FUNDS                                                                                    --
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                              --
     Remaining Indenture Trustee Expenses paid                                                                --
                                                                                                  ---------------
      Remaining Indenture Trustee Expenses unpaid                                                             --
 REMAINING AVAILABLE FUNDS                                                                                    --
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                                 --
     Other Amounts Due Servicer under Servicing Agreement paid                                                --
                                                                                                  ---------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                                    --
 REMAINING AVAILABLE FUNDS                                                                                    --
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                             --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED SEPTEMBER 1, 2001


                     Initial           Beginning         Base          Additional         Total           Ending         Ending
                    Principal          Principal        Principal      Principal       Principal         Principal     Certificate
    Class            Balance            Balance       Distribution    Distribution    Distribution        Balance        Factor
--------------   ----------------   ---------------  --------------   ------------   --------------   ---------------  -----------
 Class A-1         70,688,994.00                --              --             --               --                --    0.0000000
 Class A-2         57,258,085.00                --              --             --               --                --    0.0000000
 Class A-3         48,068,516.00      3,014,427.99    3,014,427.99             --     3,014,427.99                --    0.0000000
 Class A-4         84,119,903.00     84,119,903.00    2,781,867.03             --     2,781,867.03     81,338,035.97    0.9669297
                 ----------------   ---------------  --------------   ------------   --------------   ---------------  -----------
  Total Class A   260,135,498.00     87,134,330.99    5,796,295.02             --     5,796,295.02     81,338,035.97    0.3126757
 Class B-1          5,655,120.00      1,894,224.75              --             --               --      1,894,224.75    0.3349575
 Class B-2          2,827,560.00        947,112.37              --             --               --        947,112.37    0.3349575
 Class B-3          3,534,450.00      1,183,890.47              --             --               --      1,183,890.47    0.3349575
                 ----------------   ---------------  --------------   ------------   --------------   ---------------
  Total           272,152,628.00     91,159,558.58    5,796,295.02             --     5,796,295.02     85,363,263.56

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED SEPTEMBER 1, 2001


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                                   101,763,196.67
      ADCPB, end of Collection Period                                                          95,643,306.76
                                                                                             ----------------
       Base Principal Amount                                                                    6,119,889.91

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                           4,647,181.65
      Servicing Advances collected during the current Collection Period                         4,637,629.73
                                                                                             ----------------
       Unreimbursed Servicing Advances as of current Determination Date                             9,551.92

CALCULATION OF INTEREST DUE

                         Beginning                             Current                          Total
                         Principal            Interest        Interest        Overdue          Interest
        Class             Balance               Rate             Due          Interest           Due
     ----------       ---------------         --------       ------------    ----------      ------------
      Class A-1                    -           4.9670%                --            --                --
      Class A-2                    -           5.4500%                --            --                --
      Class A-3         3,014,427.99           5.5400%         13,916.61            --         13,916.61
      Class A-4        84,119,903.00           5.7300%        401,672.54            --        401,672.54
      Class B-1         1,894,224.75           6.6100%         10,434.02            --         10,434.02
      Class B-2           947,112.37           9.9900%          7,884.71            --          7,884.71
      Class B-3         1,183,890.47           6.3280%          6,243.05            --          6,243.05
                      ---------------         --------       ------------    ----------      ------------
                       91,159,558.58           5.7940%        440,150.93            --        440,150.93

CALCULATION OF PRINCIPAL DUE

                        Base                 Base                            Total
                      Principal            Principal        Overdue        Principal
        Class        Amount Pct.             Amount        Principal          Due
     ----------      -----------         --------------    ----------    --------------
      Class A            95.584%          5,849,660.98            --      5,849,660.98
      Class B-1           2.078%            127,166.55            --        127,166.55
      Class B-2           1.039%             63,583.28            --         63,583.28
      Class B-3           1.299%             79,479.10            --         79,479.10
                                         --------------    ----------    --------------
                                          6,119,889.91            --      6,119,889.91

CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                 101,763,196.67
      Servicer Fee Rate                                                               0.500%
      One-twelfth                                                                      1/12
                                                                                     -------
      Servicer Fee due current period                                             42,401.33
      Prior Servicer Fee arrearage                                                       --
                                                                             ---------------
      Servicer Fee due                                                            42,401.33

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED SEPTEMBER 1, 2001


CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period              87,134,330.99
      Premium Rate                                                                                    0.175%
      One-twelfth                                                                                      1/12
                                                                                                    --------
      Premium Amount due Current Period                                                           12,707.09
      Prior Premium Amount arrearage                                                                     --
                                                                                             ---------------
       Total Premium Amount due                                                                   12,707.09

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                       416.67
      Prior Indenture Trustee Fee arrearage                                                              --
                                                                                             ---------------
      Total Indenture Trustee Fee due                                                                416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                     --
      Prior Indenture Trustee Expenses arrearage                                                         --
                                                                                             ---------------
      Total Indenture Trustee Expenses due                                                               --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                              --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                             --
                                                                                             ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                                         --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2001


RESTRICTING EVENT DETERMINATION:

                                                                                                         Yes/No
                                                                                                         ------
     A) Event of Servicer Termination (Yes/No)                                                             No
     B) Note Insurer has Made a Payment (Yes/No)                                                           No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                       No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                    No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                         Yes/No
                                                                                                         ------
     A) Failure to distribute to the Noteholders all or part of any payment of
     Interest required to be made under the terms of such Notes or the Indenture when
     due; and,                                                                                             No
     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment
     Date to the extent that sufficient Available Funds are on deposit in the
     Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity
     Date, the Class A-3 Maturity Date, the Class A-4 Maturity Date, the Class B-1
     Maturity Date, the Class B-2 Maturity Date, or the Class B-3 Maturity Date, as
     the case may be, on any remaining principal owed on the outstanding Class A-1
     Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class
     B-2 Notes, or Class B-3 Notes, as the case may be.                                                    No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

      Section                                         Event                                             Yes/No
     ----------                                       -----                                             -------
     6.01(i)     Failure to make payment required                                                          No
     6.01(ii)    Failure to submit Monthly Statement                                                       No
     6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                       No
     6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                             No
     6.01(v)     Servicer files a voluntary petition for bankruptcy                                        No
     6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn or
                 dismissed within 60 days                                                                  No
     6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                 No
     6.01(viii)  Servicer Trigger Event as contained in the Insurance Agreement has occurred.              No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2001


Gross Charge Event Calculation:

                                                                                                    Result
                                                                                                    ------
    Gross Charge Off Ratio Current Period                                                            3.45%
    Gross Charge Off Ratio Prior Period                                                              0.19%
    Gross Charge Off Ratio Second Prior Period                                                       0.27%
                                                                                                    ------
     Average of Gross Charge Off Ratio for Three Periods                                             1.30%
    Maximum Allowed                                                                                  2.50%

    Gross Charge Off Ratio:

                              ADCPB of                                                              Gross Charge Off
                           All Defaulted         Less                           End of Month        Ratio Charge Offs/
                             Contracts         Recoveries      Charge Offs         ADCPB                 ADCPB
                          ---------------    --------------   -------------   ----------------     -------------------
    Current Period          1,456,267.89      1,181,406.87      274,861.02      95,643,306.76                    3.45%
    Prior Period              108,342.50         92,267.60       16,074.90     101,763,196.67                    0.19%
    Second Prior Period       145,562.29        122,001.51       23,560.78     106,536,568.85                    0.27%


Delinquency Event Calculation:

                                                                                                   Results
                                                                                                   -------
    Delinquency Trigger Ratio Current Period                                                         6.13%
    Delinquency Trigger Ratio Prior Period                                                           5.86%
    Delinquency Trigger Ratio Second Prior Period                                                    4.67%
                                                                                                   -------
    Average of Delinquency Trigger Ratios                                                            5.55%
    Maximum Allowed                                                                                  7.50%


    Delinquency Trigger Ratio:

                                 A                     B                   A/B
                                 -                     -                   ---
                              ADCPB of             ADCPB of
                          Contract > 30 Day      All Contracts      Delinquency Trigger
                              Past Due          As of Month-End           Ratio:
                         ------------------    -----------------    -------------------

    Current Period            5,865,699.70        95,643,306.76                   6.13%
    Prior Period              5,965,014.80       101,763,196.67                   5.86%
    Second Prior Period       4,972,786.83       106,536,568.85                   4.67%

                               ADCPB             Delinquency Ratio
                            ------------         -----------------
    Current                  89,777,607                     93.87%
    31-60 Days Past Due       3,194,731                      3.34%
    61-90 Days Past Due       1,262,165                      1.32%
    91+ Days Past Due         1,408,804                      1.47%
                            ------------                  --------
    TOTAL                    95,643,307                    100.00%


Substitution Limits

    ADCPB as of Cut-Off Date                                226,204,781.43
    ADCPB added during Prefunding period                     56,551,485.09
                                                           ----------------
    Total Initial ADCPB                                     282,756,266.53
    Maximum Substitution (10% of Initial)                    28,275,626.65

    Prior month Cumulative ADCPB Substituted                 22,614,504.47
    Current month ADCPB Substituted                                     --
                                                           ----------------
    Cumulative ADCPB Substituted                             22,614,504.47

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY **
COLLECTION PERIOD ENDED SEPTEMBER 1, 2001


Available Amount to Note Holders:                                                                5,420,382.58
Reserve Account balance, beginning                                                                   1,410.01

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)        Initial Unpaid Amounts inadvertantly deposited in Collection Account                            --
(ii)       Indemnity Payments paid inadvertantly deposited in Collection Account                           --
(iii)      Aggregate of:
             (a) Unreimbursed Servicer Advances                                                    996,613.26
             (b) Servicer Fees from current and prior Collection Period                             40,953.30
             (c) Servicing Charges inadvertantly deposited in Collection Account                           --
(iv)       Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                 416.67
(v)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                   --

(vi)       Class A-1 through A-4 Note Interest on a pari passu basis:
             Class A-1 Note Interest                                                                       --
             Class A-2 Note Interest                                                                       --
             Class A-3 Note Interest                                                                68,217.55
             Class A-4 Note Interest                                                               360,555.57
(vii)      Class B Note Interest                                                                    60,128.69
(viii)     Class C Note Interest                                                                    44,816.76
(ix)       Class D Note Interest                                                                    13,681.35

(x)        Class A Base Principal Distribution Amount
             Class A-1 Principal Distribution Amount                                                       --
             Class A-2 Principal Distribution Amount                                                       --
             Class A-3 Principal Distribution Amount                                             3,297,668.75
             Class A-4 Principal Distribution Amount                                                       --
(xi)       Class B Base Principal Distribution Amount                                              311,669.91
(xii)      Class C Base Principal Distribution Amount                                              211,131.23
(xiii)     Class D Base Principal Distribution Amount                                               15,939.56
(xv)       Class E Note Interest                                                                           --
(xvi)      Class E Principal Distribution Amount                                                         0.00
(xviii)    Reserve Account Reimbursement/(Withdrawal)                                               (1,410.01)
(xix)      Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                   --
(xx)       Remaining Amount to Residual Holder                                                             --


Reserve Account balance, ending                                                                          0.00

Disbursements from Reserve Account:
           Interest earned on Reserve Account to Residual Holder                                           --

           Reviewed By:



           -----------------------------------------------------------------------------------
           JOEL CAPPON
           CONTROLLER, AMERICAN EXPRESS BUSINESS FINANCE

**The Servicer is presently conducting an audit of Leases acquired from a single Source. Accordingly, this Monthly Statement is" subject to revision after conclusion of such audit. We anticipate that such audit will be substantially complete in the near future.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2001


AVAILABLE FUNDS
     Collection Account balance, as of August 31, 2001                                           1,929,087.61
     Add: Investment earnings on amounts in Collection Account                                       4,235.09
     Add: Payments due Collection Account from last 3 business days of Collection Period           575,766.65
     Less: Amounts inadvertantly deposited into collection account                                 (66,638.62)
     Add: Additional contribution for terminated trade-ups and rebooked leases                             --
     Add: Servicer Advance on current Determination Date                                         2,844,654.61
                                                                                                --------------
     AVAILABLE FUNDS ON PAYMENT DATE                                                             5,420,382.58
     Reserve Account balance                                                                         1,410.01
                                                                                                --------------
     TOTAL AVAILABLE FUNDS                                                                       5,421,792.59

Initial Unpaid Amounts inadvertantly deposited in Collection Account                                       --
                                                                                                --------------
 REMAINING AVAILABLE FUNDS                                                                       5,421,792.59

Indemnity Payments paid inadvertantly deposited in Collection Account                                      --
                                                                                                --------------
 REMAINING AVAILABLE FUNDS                                                                       5,421,792.59

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                            996,613.26
     Unreimbursed Servicer Advances paid                                                           996,613.26
                                                                                                --------------
      Unreimbursed Servicer Advances remaining unpaid                                                      --
                                                                                                --------------
 REMAINING AVAILABLE FUNDS                                                                       4,425,179.33

SERVICER FEES
     Servicer Fees due                                                                              40,953.30
     Servicer Fees paid                                                                             40,953.30
                                                                                                --------------
      Servicer Fees remaining unpaid                                                                       --
                                                                                                --------------
 REMAINING AVAILABLE FUNDS                                                                       4,384,226.03

SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                             --
                                                                                                --------------
 REMAINING AVAILABLE FUNDS                                                                       4,384,226.03

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                         416.67
     Indenture Trustee Fee paid                                                                        416.67
                                                                                                --------------
      Indenture Trustee Fee remaining unpaid                                                               --
                                                                                                --------------
 REMAINING AVAILABLE FUNDS                                                                       4,383,809.37

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                                  --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                             75,000.00
                                                                                                --------------
     Total Indenture Trustee Expenses paid                                                                 --
                                                                                                --------------
      Indenture Trustee Expenses unpaid                                                                    --
 REMAINING AVAILABLE FUNDS                                                                       4,383,809.37

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2001


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                                --
     Class A-2 Note Interest                                                                                --
     Class A-3 Note Interest                                                                         68,217.55
     Class A-4 Note Interest                                                                        360,555.57
       Total Class A Interest due                                                                   428,773.12
                                                                                                ---------------
 REMAINING AVAILABLE FUNDS                                                                        3,955,036.25

CLASS B NOTE INTEREST
     Class B Note Interest due                                                                       60,128.69
     Class B Note Interest paid                                                                      60,128.69
                                                                                                ---------------
       Class B Note Interest remaining unpaid                                                               --
                                                                                                ---------------
 REMAINING AVAILABLE FUNDS                                                                        3,894,907.56

CLASS C NOTE INTEREST
     Class C Note Interest due                                                                       44,816.76
     Class C Note Interest paid                                                                      44,816.76
                                                                                                ---------------
       Class C Note Interest remaining unpaid                                                               --
                                                                                                ---------------
 REMAINING AVAILABLE FUNDS                                                                        3,850,090.80

CLASS D NOTE INTEREST
     Class D Note Interest due                                                                       13,681.35
     Class D Note Interest paid                                                                      13,681.35
                                                                                                ---------------
       Class D Note Interest remaining unpaid                                                               --
                                                                                                ---------------
 REMAINING AVAILABLE FUNDS                                                                        3,836,409.45

CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                               3,297,668.75
     Class A Note Principal Balance as of preceding Payment Date                                 74,204,699.66
                                                                                                ---------------
     Class A Base Principal Distribution Amount paid                                              3,297,668.75
                                                                                                ---------------
       Class A Base Principal Distribution Amount remaining unpaid                                          --
     Class A-1 Note Principal Balance as of preceding Payment Date                                          --
     Class A-1 Base Principal Distribution Amount paid                                                      --
                                                                                                ---------------
       Class A-1 Note Principal Balance after distribution                                                  --
                                                                                                ---------------
                                                                                                            --
                                                                                                ---------------
     Remaining Class A Base Principal Distribution Amount                                         3,297,668.75
                                                                                                ---------------
     Class A-2 Note Principal Balance as of preceding Payment Date                                          --
     Class A-2 Base Principal Distribution Amount paid                                                      --
                                                                                                ---------------
       Class A-2 Note Principal Balance after distribution                                                  --
     Remaining Class A Base Principal Distribution Amount                                         3,297,668.75
                                                                                                ---------------
     Class A-3 Note Principal Balance as of preceding Payment Date                               12,218,068.66
     Class A-3 Base Principal Distribution Amount paid                                            3,297,668.75
                                                                                                ---------------
       Class A-3 Note Principal Balance after distribution                                        8,920,399.91
     Remaining Class A Base Principal Distribution Amount                                                   --
                                                                                                ---------------
     Class A-4 Note Principal Balance as of preceding Payment Date                               61,986,631.00
     Class A-4 Base Principal Distribution Amount paid                                                      --
                                                                                                ---------------
       Class A-4 Note Principal Balance after distribution                                       61,986,631.00
 REMAINING AVAILABLE FUNDS                                                                          538,740.71

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2001


CLASS B BASE PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance as of preceding Payment Date                                  9,911,321.74
     Class B Base Principal Distribution due                                                        311,669.91
     Class B Base Principal Distribution paid                                                       311,669.91
                                                                                                ---------------
       Class B Base Principal Distribution remaining unpaid                                                 --
       Class B Note Principal Balance after distribution on Payment Date                          9,599,651.83
 REMAINING AVAILABLE FUNDS                                                                          227,070.79

CLASS C BASE PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance as of preceding Payment Date                                  6,714,121.28
     Class C Base Principal Distribution due                                                        211,131.23
     Class C Base Principal Distribution paid                                                       211,131.23
                                                                                                ---------------
       Class C Base Principal Distribution remaining unpaid                                                 --
       Class C Note Principal Balance after distribution on Payment Date                          6,502,990.05
 REMAINING AVAILABLE FUNDS                                                                           15,939.56

CLASS D BASE PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance as of preceding Payment Date                                  1,598,599.73
     Class D Base Principal Distribution due                                                         15,939.56
     Class D Base Principal Distribution paid                                                        15,939.56
                                                                                                ---------------
       Class D Base Principal Distribution remaining unpaid                                                 --
       Class D Note Principal Balance after distribution on Payment Date                          1,582,660.17
 REMAINING AVAILABLE FUNDS                                                                                0.00

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Base Principal                                                  --
     Class A-1 Reallocated Principal Distribution                                                           --
                                                                                                ---------------
       Class A-1 Note Principal Balance after Reallocation                                                  --
 Remaining Available Funds                                                                                0.00
                                                                                                ---------------
     Class A-2 Note Principal Balance after Base Principal                                                  --
     Class A-2 Reallocated Principal Distribution                                                           --
                                                                                                ---------------
       Class A-2 Note Principal Balance after Reallocation                                                  --
 Remaining Available Funds                                                                                0.00
                                                                                                ---------------
     Class A-3 Note Principal Balance after Base Principal                                        8,920,399.91
     Class A-3 Reallocated Principal Distribution                                                           --
                                                                                                ---------------
       Class A-3 Note Principal Balance after Reallocation                                        8,920,399.91
 Remaining Available Funds                                                                                0.00
                                                                                                ---------------
     Class A-4 Note Principal Balance after Base Principal                                       61,986,631.00
     Class A-4 Reallocated Principal Distribution                                                           --
                                                                                                ---------------
       Class A-4 Note Principal Balance after Reallocation                                       61,986,631.00
 REMAINING AVAILABLE FUNDS                                                                                0.00

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Base Principal                                          9,599,651.83
     Class B Reallocated Principal Distribution paid                                                        --
                                                                                                ---------------
       Class B Note Principal Balance after Reallocation                                          9,599,651.83
 REMAINING AVAILABLE FUNDS                                                                                0.00

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2001


CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Base Principal                                          6,502,990.05
     Class C Reallocated Principal Distribution paid                                                        --
                                                                                                ---------------
       Class C Note Principal Balance after Reallocation                                          6,502,990.05
 REMAINING AVAILABLE FUNDS                                                                                0.00

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Base Principal                                          1,582,660.17
     Class D Reallocated Principal Distribution paid                                                        --
       Class D Note Principal Balance after Reallocation                                          1,582,660.17
 REMAINING AVAILABLE FUNDS                                                                                0.00

CLASS E NOTE INTEREST
     Class E Note Interest due                                                                              --
     Class E Note Interest paid                                                                             --
                                                                                                ---------------
       Class E Note Interest remaining unpaid                                                               --
                                                                                                ---------------
 REMAINING AVAILABLE FUNDS                                                                                0.00

CLASS E BASE PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance as of preceding Payment Date                                  1,726,488.27
     Class E Base Principal Distribution due                                                                --
     Class E Base Principal Distribution paid                                                               --
                                                                                                ---------------
       Class E Base Principal Distribution remaining unpaid                                                 --
       Class E Note Principal Balance after distribution on Payment Date                          1,726,488.27
 REMAINING AVAILABLE FUNDS                                                                                0.00

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Base Principal                                          1,726,488.27
     Class E Reallocated Principal Distribution paid                                                        --
       Class E Note Principal Balance after Reallocation                                          1,726,488.27
 REMAINING AVAILABLE FUNDS                                                                                0.00

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Reallocated Principal                                           --
     Class A-1 Supplemental Principal Distribution                                                          --
                                                                                                ---------------
       Class A-1 Note Principal Balance after Supplemental                                                  --
 Remaining Available Funds                                                                                0.00
                                                                                                ---------------
     Class A-2 Note Principal Balance after Reallocated Principal                                           --
     Class A-2 Supplemental Principal Distribution                                                          --
                                                                                                ---------------
       Class A-2 Note Principal Balance after Supplemental                                                  --
 Remaining Available Funds                                                                                0.00
                                                                                                ---------------
     Class A-3 Note Principal Balance after Reallocated Principal                                 8,920,399.91
     Class A-3 Supplemental Principal Distribution                                                        0.00
                                                                                                ---------------
       Class A-3 Note Principal Balance after Supplemental                                        8,920,399.91
 Remaining Available Funds                                                                                0.00
                                                                                                ---------------
     Class A-4 Note Principal Balance after Reallocated Principal                                61,986,631.00
     Class A-4 Supplemental Principal Distribution                                                          --
                                                                                                ---------------
       Class A-4 Note Principal Balance after Supplemental                                       61,986,631.00
 REMAINING AVAILABLE FUNDS                                                                                0.00


FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2001


CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Reallocated Principal                                   9,599,651.83
     Class B Supplemental Principal Distribution paid                                                     0.00
                                                                                                ---------------
       Class B Note Principal Balance after Supplemental                                          9,599,651.83
 REMAINING AVAILABLE FUNDS                                                                                0.00

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Reallocated Principal                                   6,502,990.05
     Class C Supplemental Principal Distribution paid                                                     0.00
                                                                                                ---------------
       Class C Note Principal Balance after Supplemental                                          6,502,990.05
 REMAINING AVAILABLE FUNDS                                                                                0.00

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Reallocated Principal                                   1,582,660.17
     Class D Supplemental Principal Distribution paid                                                     0.00
                                                                                                ---------------
       Class D Note Principal Balance after Supplemental                                          1,582,660.17
 REMAINING AVAILABLE FUNDS                                                                                0.00

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Reallocated Principal                                   1,726,488.27
     Class E Supplemental Principal Distribution paid                                                     0.00
                                                                                                ---------------
       Class E Note Principal Balance after Supplemental                                          1,726,488.27
 REMAINING AVAILABLE FUNDS                                                                                0.00

RESERVE FUND
     Required Reserve Fund Amount                                                                 1,751,034.78
     Reserve Account Balance, Ending                                                                      0.00
     Reserve Account Deposit/(Withdrawal)                                                            (1,410.01)
                                                                                                ---------------
 REMAINING AVAILABLE FUNDS                                                                                  --

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                            --
     Remaining Indenture Trustee Expenses paid                                                              --
                                                                                                ---------------
       Remaining Indenture Trustee Expenses unpaid                                                          --
 REMAINING AVAILABLE FUNDS                                                                                  --

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                                  --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED SEPTEMBER 1, 2001


CALCULATION OF BASE PRINCIPAL AMOUNT
     ADCPB, beginning of Collection Period                                       98,287,912.64
     ADCPB, end of Collection Period                                             94,266,365.39
                                                                                ---------------
       Base Principal Amount                                                      4,021,547.25

UNREIMBURSED SERVICING ADVANCES
     Unreimbursed Servicing Advances from previous Collection Period              2,863,493.78
     Servicing Advances collected during the current Collection Period            1,866,880.52
                                                                                ---------------
       Unreimbursed Servicing Advances as of current Determination Date             996,613.26



CALCULATION OF SERVICER FEE
     ADCPB as of the prior Calculation Date                                      98,287,912.64
     Servicer Fee Rate                                                                   0.500%
     One-twelfth                                                                          1/12
                                                                                         ------
     Servicer Fee due current period                                                 40,953.30
     Prior Servicer Fee arrearage                                                           --
                                                                                ---------------
     Servicer Fee due                                                                40,953.30


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
     Indenture Trustee Fee (per Payment Date)                                           416.67
     Prior Indenture Trustee Fee arrearage                                                  --
                                                                                ---------------
     Total Indenture Trustee Fee due                                                    416.67

INDENTURE TRUSTEE EXPENSES
     Indenture Trustee Expenses due                                                         --
     Prior Indenture Trustee Expenses arrearage                                             --
                                                                                ---------------
     Total Indenture Trustee Expenses due                                                   --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement - current period                  --
     Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                 --
                                                                                ---------------
     Total Other Amounts Due Servicer under Servicing Agreement                             --


AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END
     Current                                                    90,056,465.98            95.53%
       31 - 60 days past due                                     1,529,496.50             1.62%
       61 - 90 days past due                                     1,480,785.43             1.57%
       91+ days past due                                         1,199,617.47             1.27%
                                                               ---------------
                                                                94,266,365.39

GROSS CHARGE OFF
     ADCPB of All Defaulted Contracts                                               611,048.49
     Less Recoveries                                                                465,777.37
                                                                                 --------------
     Total Charge Offs for the period                                               145,271.12

     End of Month ADCPB                                                          94,266,365.39
     Gross Charge Off Ratio (Total Charge Offs/ADCPB)                                     0.15%

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED SEPTEMBER 1, 2001


INTEREST PAYMENTS TO NOTEHOLDERS

                                    Beginning
                  Initial           of Period        Interest                      Interest
   Class          Balance            Balance           Rate       Interest Due       Paid
-----------   ----------------   ----------------   ----------   --------------  -------------
    A-1         30,818,212.00               0.00        5.855%            0.00           0.00
    A-2         31,956,385.00               0.00        6.460%            0.00           0.00
    A-3         18,823,624.00      12,218,068.66        6.700%       68,217.55      68,217.55
    A-4         61,986,631.00      61,986,631.00        6.980%      360,555.57     360,555.57
-----------   ----------------   ----------------   ----------   --------------  -------------
  Class A      143,584,852.00      74,204,699.66         6.93%      428,773.12     428,773.12
-----------   ----------------   ----------------   ----------   --------------  -------------
     B          13,570,520.00       9,911,321.74        7.280%       60,128.69      60,128.69
     C           9,192,933.00       6,714,121.28        8.010%       44,816.76      44,816.76
     D           2,188,793.00       1,598,599.73       10.270%       13,681.35      13,681.35
     E           2,363,897.00       1,726,488.27        7.030%       10,114.34           0.00
-----------   ----------------   ----------------   ----------   --------------  -------------
Total Notes    170,900,995.00      94,155,230.68         7.11%      557,514.26     547,399.91
-----------   ----------------   ----------------   ----------   --------------  -------------


PRINCIPAL PAYMENTS TO NOTEHOLDERS

                  Beginning          (Monthly)     (Reallocated)  (Supplemental)        Total              End            Ending
                  of Period          Principal       Principal      Principal         Principal         of Period       Certificate
   Class           Balance             Paid             Paid           Paid              Paid             Balance          Factor
-----------   ----------------   ----------------  -------------  --------------   ---------------   ----------------   -----------
    A-1                  0.00               0.00           0.00            0.00              0.00               0.00     0.0000000
    A-2                  0.00               0.00           0.00            0.00              0.00               0.00     0.0000000
    A-3         12,218,068.66       3,297,668.75           0.00            0.00      3,297,668.75       8,920,399.91     0.4738939
    A-4         61,986,631.00               0.00           0.00            0.00              0.00      61,986,631.00     1.0000000
-----------   ----------------   ----------------  -------------  --------------   ---------------   ----------------
  Class A       74,204,699.66       3,297,668.75           0.00            0.00      3,297,668.75      70,907,030.91
-----------   ----------------   ----------------  -------------  --------------   ---------------   ----------------
     B           9,911,321.74         311,669.91           0.00            0.00        311,669.91       9,599,651.83     0.7073901
     C           6,714,121.28         211,131.23           0.00            0.00        211,131.23       6,502,990.05     0.7073901
     D           1,598,599.73          15,939.56           0.00            0.00         15,939.56       1,582,660.17     0.7230744
     E           1,726,488.27               0.00           0.00            0.00              0.00       1,726,488.27     0.7303568
-----------   ----------------   ----------------  -------------  --------------   ---------------   ----------------
Total Notes     94,155,230.68       3,836,409.45           0.00            0.00      3,836,409.45      90,318,821.23
-----------   ----------------   ----------------  -------------  --------------   ---------------   ----------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED SEPTEMBER 1, 2001


PRINCIPAL PAYMENT CALCULATION

                              Investor       Investor       Investor                       Supplemental
              (defined)       Monthly       Reallocated   Supplemental       Total          Percentage
                Class        Principal       Principal      Principal      Principal       of Principal
   Class     Percentage        Amount         Amount         Amount          Amount         Allocated
----------   ----------   ---------------   -----------   ------------   ---------------   -------------
     A           82.00%     3,297,668.75          0.00           0.00      3,297,668.75           84.02%
     B            7.75%       311,669.91          0.00           0.00        311,669.91            7.94%
     C            5.25%       211,131.23          0.00           0.00        211,131.23            5.38%
     D            1.25%        50,269.34          0.00           0.00         50,269.34            1.28%
     E            1.35%        54,290.89          0.00           0.00         54,290.89            1.38%
----------   ----------   ---------------   -----------   ------------   ---------------   -------------
                            3,925,030.12          0.00           0.00      3,925,030.12          100.00%
                          ---------------   -----------   ------------   ---------------   -------------


FLOOR CALCULATION


             Class   Floor Hit?      Floored
  Class     Floors     (Y/N)       Prin Amount
---------   -------  ----------   -------------
     A                                     N/A
     B          --       No         311,669.91
     C          --       No         211,131.23
     D          --       No          50,269.34
     E          --       No          54,290.89
---------   -------  ----------   -------------


(Retained) Certificate Balance      4,132,681.96
Initial OC Percentage                       2.40%

Overcollateralization Balance (prior)             4,132,681.96
Overcollateralization Balance (current)           3,947,544.16
Unfunded Loss Amount                                      0.00
Cumulative Loss Amount                               96,517.13
Available Funds+Collection Account-Servicing      4,383,809.37

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2001




EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                Yes/No
                                                                                                ------
    A) Failure to distribute to the Noteholders all or part of any payment of Interest
    required to be made under the terms of such Notes or the Indenture when due; and,             No
    B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment
    Date to the extent that sufficient Available Funds are on deposit in the
    Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity
    Date, the Class A-3 Maturity Date, the Class A-4 Maturity Date, the Class B
    Maturity Date, the Class C Maturity Date, the Class D Maturity Date, or the
    Class E Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4
    Notes, Class B Notes, Class C Notes, Class D Notes, or Class E Notes, as the
    case may be.                                                                                  No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

      Section                                      Event                                           Yes/No
    -----------                                    -----                                           ------
    6.01(i)       Failure to make payment, deposit, transfer, or delivery required                   No
    6.01(ii)      Failure to submit Monthly Statement                                                No
    6.01(iii)     Failure to Observe Covenants in Servicing Agreement                                No
    6.01(iv)      Servicer consents to appointment of custodian, receiver, etc.                      No
    6.01(v)       Servicer files a voluntary petition for bankruptcy                                 No
    6.01(vi)      Petition under bankruptcy laws against Servicer is not stayed, withdrawn or
                  dismissed within 60 days                                                           No
    6.01(vii)     Assignment by Servicer to a delegate its rights under Servicing Agreement          No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY **
COLLECTION PERIOD ENDED SEPTEMBER 1, 2001


Available Amount to Note Holders:                                                        8,170,761.26
Reserve Account balance, beginning                                                                 --

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)      Initial Unpaid Amounts inadvertantly deposited in Collection Account                      --
(ii)     Indemnity Payments paid inadvertantly deposited in Collection Account                     --
(iii)    Aggregate of:
           (a) Unreimbursed Servicer Advances                                            1,885,608.15
           (b) Servicer Fees from current and prior Collection Period                       58,099.97
           (c) Servicing Charges inadvertantly deposited in Collection Account                     --
(iv)     Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees           416.67
(v)      Reimbursable Trustee Expenses pre 7.07(a)(ii)                                             --

(vi)     Class A-1 through A-4 Note Interest on a pari passu basis:
           Class A-1 Note Interest                                                                 --
           Class A-2 Note Interest                                                          78,157.27
           Class A-3 Note Interest                                                         320,780.10
           Class A-4 Note Interest                                                         210,522.36
(vii)    Class B Note Interest                                                             120,470.55
(viii)   Class C Note Interest                                                              76,282.51
(ix)     Class D Note Interest                                                              36,519.43

(x)      Class A Base Principal Distribution Amount
           Class A-1 Principal Distribution Amount                                                 --
           Class A-2 Principal Distribution Amount                                       4,478,143.68
           Class A-3 Principal Distribution Amount                                                 --
           Class A-4 Principal Distribution Amount                                                 --
(xi)     Class B Base Principal Distribution Amount                                        575,967.03
(xii)    Class C Base Principal Distribution Amount                                        329,793.55
(xiii)   Class D Base Principal Distribution Amount                                              0.00
(xv)     Class E Note Interest                                                                     --
(xvi)    Class E Principal Distribution Amount                                                   0.00
(xviii)  Reserve Account Reimbursement/(Withdrawal)                                           (402.65)
(xix)    Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)          (0.00)
(xx)     Remaining Amount to Residual Holder                                                     0.00


Reserve Account balance, ending                                                                 (0.00)

Disbursements from Reserve Account:
           Interest earned on Reserve Account to Residual Holder                                   --

         Reviewed By:


         ----------------------------------------------------------------------------
         JOEL CAPPON
         CONTROLLER, AMERICAN EXPRESS BUSINESS FINANCE

**The Servicer is presently conducting an audit of Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit. We anticipate that such audit will be substantially complete in the near future.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2001


AVAILABLE FUNDS
     Collection Account balance, as of August 31, 2001                                           3,307,614.04
     Investment earnings on amounts in Collection Account                                            7,511.79
     Payments due Collection Account from last 3 business days of Collection Period                587,057.53
     Amounts inadvertantly deposited into collection account                                               --
     Additional contribution for terminated trade-ups and rebooked leases                           13,140.54
     Servicer Advance on current Determination Date                                              4,255,437.36
                                                                                              ----------------
     AVAILABLE FUNDS ON PAYMENT DATE                                                             8,170,761.26
     Reserve Account balance                                                                               --
                                                                                              ----------------
     TOTAL AVAILABLE FUNDS                                                                       8,170,761.26

Initial Unpaid Amounts inadvertantly deposited in Collection Account                                       --
                                                                                              ----------------
   REMAINING AVAILABLE FUNDS                                                                     8,170,761.26

Indemnity Payments paid inadvertantly deposited in Collection Account                                      --
                                                                                              ----------------
   REMAINING AVAILABLE FUNDS                                                                     8,170,761.26

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                          1,885,608.15
     Unreimbursed Servicer Advances paid                                                         1,885,608.15
                                                                                              ----------------
       Unreimbursed Servicer Advances remaining unpaid                                                     --
                                                                                              ----------------
   REMAINING AVAILABLE FUNDS                                                                     6,285,153.11

SERVICER FEES
     Servicer Fees due                                                                              58,099.97
     Servicer Fees paid                                                                             58,099.97
                                                                                              ----------------
       Servicer Fees remaining unpaid                                                                      --
                                                                                              ----------------
   REMAINING AVAILABLE FUNDS                                                                     6,227,053.14

SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                             --
                                                                                              ----------------
   REMAINING AVAILABLE FUNDS                                                                     6,227,053.14

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                         416.67
     Indenture Trustee Fee paid                                                                        416.67
                                                                                              ----------------
       Indenture Trustee Fee remaining unpaid                                                              --
                                                                                              ----------------
   REMAINING AVAILABLE FUNDS                                                                     6,226,636.48
REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                                  --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                             75,000.00
                                                                                              ----------------
     Total Indenture Trustee Expenses paid                                                                 --
                                                                                              ----------------
       Indenture Trustee Expenses unpaid                                                                   --
   REMAINING AVAILABLE FUNDS                                                                     6,226,636.48

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2001

CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                   --
     Class A-2 Note Interest                                                            78,157.27
     Class A-3 Note Interest                                                           320,780.10
     Class A-4 Note Interest                                                           210,522.36
       Total Class A Interest due                                                      609,459.72
                                                                                  ----------------
   REMAINING AVAILABLE FUNDS                                                         5,617,176.75

CLASS B NOTE INTEREST
     Class B Note Interest due                                                         120,470.55
     Class B Note Interest paid                                                        120,470.55
                                                                                  ----------------
       Class B Note Interest remaining unpaid                                                  --
                                                                                  ----------------
   REMAINING AVAILABLE FUNDS                                                         5,496,706.20

CLASS C NOTE INTEREST
     Class C Note Interest due                                                          76,282.51
     Class C Note Interest paid                                                         76,282.51
                                                                                  ----------------
       Class C Note Interest remaining unpaid                                                  --
                                                                                  ----------------
   REMAINING AVAILABLE FUNDS                                                         5,420,423.68

CLASS D NOTE INTEREST
     Class D Note Interest due                                                          36,519.43
     Class D Note Interest paid                                                         36,519.43
                                                                                  ----------------
       Class D Note Interest remaining unpaid                                                  --
                                                                                  ----------------
   REMAINING AVAILABLE FUNDS                                                         5,383,904.25

CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                  4,478,143.68
     Class A Note Principal Balance as of preceding Payment Date                    97,569,957.85
                                                                                  ----------------
     Class A Base Principal Distribution Amount paid                                 4,478,143.68
                                                                                  ----------------
       Class A Base Principal Distribution Amount remaining unpaid                             --
     Class A-1 Note Principal Balance as of preceding Payment Date                             --
     Class A-1 Base Principal Distribution Amount paid                                         --
                                                                                  ----------------
       Class A-1 Note Principal Balance after distribution                                     --
                                                                                  ----------------
     Remaining Class A Base Principal Distribution Amount                            4,478,143.68
                                                                                  ----------------
     Class A-2 Note Principal Balance as of preceding Payment Date                  12,760,369.85
     Class A-2 Base Principal Distribution Amount paid                               4,478,143.68
                                                                                  ----------------
       Class A-2 Note Principal Balance after distribution                           8,282,226.17
     Remaining Class A Base Principal Distribution Amount                                      --
                                                                                  ----------------
     Class A-3 Note Principal Balance as of preceding Payment Date                  51,393,341.00
     Class A-3 Base Principal Distribution Amount paid                                         --
                                                                                  ----------------
       Class A-3 Note Principal Balance after distribution                          51,393,341.00
     Remaining Class A Base Principal Distribution Amount                                      --
                                                                                  ----------------
     Class A-4 Note Principal Balance as of preceding Payment Date                  33,416,247.00
     Class A-4 Base Principal Distribution Amount paid                                         --
                                                                                  ----------------
       Class A-4 Note Principal Balance after distribution                          33,416,247.00
   REMAINING AVAILABLE FUNDS                                                           905,760.58

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2001


CLASS B BASE PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance as of preceding Payment Date                    18,605,490.83
     Class B Base Principal Distribution due                                           575,967.03
     Class B Base Principal Distribution paid                                          575,967.03
                                                                                  ----------------
       Class B Base Principal Distribution remaining unpaid                                    --
       Class B Note Principal Balance after distribution on Payment Date            18,029,523.80
   REMAINING AVAILABLE FUNDS                                                           329,793.55

CLASS C BASE PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance as of preceding Payment Date                    11,163,294.67
     Class C Base Principal Distribution due                                           329,793.55
     Class C Base Principal Distribution paid                                          329,793.55
                                                                                  ----------------
       Class C Base Principal Distribution remaining unpaid                                    --
       Class C Note Principal Balance after distribution on Payment Date            10,833,501.13
   REMAINING AVAILABLE FUNDS                                                                   --

CLASS D BASE PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance as of preceding Payment Date                     3,807,412.39
     Class D Base Principal Distribution due                                                   --
     Class D Base Principal Distribution paid                                                  --
                                                                                  ----------------
       Class D Base Principal Distribution remaining unpaid                                    --
       Class D Note Principal Balance after distribution on Payment Date             3,807,412.39
   REMAINING AVAILABLE FUNDS                                                                   --

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Base Principal                                     --
     Class A-1 Reallocated Principal Distribution                                              --
                                                                                  ----------------
       Class A-1 Note Principal Balance after Reallocation                                     --
   Remaining Available Funds                                                                   --
                                                                                  ----------------
     Class A-2 Note Principal Balance after Base Principal                           8,282,226.17
     Class A-2 Reallocated Principal Distribution                                              --
                                                                                  ----------------
       Class A-2 Note Principal Balance after Reallocation                           8,282,226.17
   Remaining Available Funds                                                                   --
                                                                                  ----------------
     Class A-3 Note Principal Balance after Base Principal                          51,393,341.00
     Class A-3 Reallocated Principal Distribution                                              --
                                                                                  ----------------
       Class A-3 Note Principal Balance after Reallocation                          51,393,341.00
   Remaining Available Funds                                                                   --
                                                                                  ----------------
     Class A-4 Note Principal Balance after Base Principal                          33,416,247.00
     Class A-4 Reallocated Principal Distribution                                              --
                                                                                  ----------------
       Class A-4 Note Principal Balance after Reallocation                          33,416,247.00
   REMAINING AVAILABLE FUNDS                                                                   --

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Base Principal                            18,029,523.80
     Class B Reallocated Principal Distribution paid                                           --
                                                                                  ----------------
       Class B Note Principal Balance after Reallocation                            18,029,523.80
   REMAINING AVAILABLE FUNDS                                                                   --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2001


CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Base Principal                            10,833,501.13
     Class C Reallocated Principal Distribution paid                                           --
                                                                                  ----------------
       Class C Note Principal Balance after Reallocation                            10,833,501.13
   REMAINING AVAILABLE FUNDS                                                                   --

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Base Principal                             3,807,412.39
     Class D Reallocated Principal Distribution paid                                           --
       Class D Note Principal Balance after Reallocation                             3,807,412.39
   REMAINING AVAILABLE FUNDS                                                                   --

CLASS E NOTE INTEREST
     Class E Note Interest due                                                                 --
     Class E Note Interest paid                                                                --
                                                                                  ----------------
       Class E Note Interest remaining unpaid                                                  --
                                                                                  ----------------
   REMAINING AVAILABLE FUNDS                                                                   --

CLASS E BASE PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance as of preceding Payment Date                     3,723,353.57
     Class E Base Principal Distribution due                                                   --
     Class E Base Principal Distribution paid                                                  --
                                                                                  ----------------
       Class E Base Principal Distribution remaining unpaid                                    --
       Class E Note Principal Balance after distribution on Payment Date             3,723,353.57
   REMAINING AVAILABLE FUNDS                                                                   --

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Base Principal                             3,723,353.57
     Class E Reallocated Principal Distribution paid                                           --
       Class E Note Principal Balance after Reallocation                             3,723,353.57
   REMAINING AVAILABLE FUNDS                                                                   --

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Reallocated Principal                              --
     Class A-1 Supplemental Principal Distribution                                             --
                                                                                  ----------------
       Class A-1 Note Principal Balance after Supplemental                                     --
   Remaining Available Funds                                                                   --
                                                                                  ----------------
     Class A-2 Note Principal Balance after Reallocated Principal                    8,282,226.17
     Class A-2 Supplemental Principal Distribution                                           0.00
                                                                                  ----------------
       Class A-2 Note Principal Balance after Supplemental                           8,282,226.17
   Remaining Available Funds                                                                (0.00)
                                                                                  ----------------
     Class A-3 Note Principal Balance after Reallocated Principal                   51,393,341.00
     Class A-3 Supplemental Principal Distribution                                             --
                                                                                  ----------------
       Class A-3 Note Principal Balance after Supplemental                          51,393,341.00
   Remaining Available Funds                                                                (0.00)
                                                                                  ----------------
     Class A-4 Note Principal Balance after Reallocated Principal                   33,416,247.00
     Class A-4 Supplemental Principal Distribution                                             --
                                                                                  ----------------
       Class A-4 Note Principal Balance after Supplemental                          33,416,247.00
   REMAINING AVAILABLE FUNDS                                                                (0.00)

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2001


CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Reallocated Principal                     18,029,523.80
     Class B Supplemental Principal Distribution paid                                        0.00
                                                                                  ----------------
       Class B Note Principal Balance after Supplemental                            18,029,523.80
   REMAINING AVAILABLE FUNDS                                                                (0.00)

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Reallocated Principal                     10,833,501.13
     Class C Supplemental Principal Distribution paid                                        0.00
                                                                                  ----------------
       Class C Note Principal Balance after Supplemental                            10,833,501.13
   REMAINING AVAILABLE FUNDS                                                                (0.00)

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Reallocated Principal                      3,807,412.39
     Class D Supplemental Principal Distribution paid                                        0.00
                                                                                  ----------------
       Class D Note Principal Balance after Supplemental                             3,807,412.39
   REMAINING AVAILABLE FUNDS                                                                (0.00)

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Reallocated Principal                      3,723,353.57
     Class E Supplemental Principal Distribution paid                                        0.00
                                                                                  ----------------
       Class E Note Principal Balance after Supplemental                             3,723,353.57
   REMAINING AVAILABLE FUNDS                                                                (0.00)

RESERVE FUND
     Required Reserve Fund Amount                                                    2,114,952.31
     Reserve Account Balance, Ending                                                        (0.00)
     Reserve Account Deposit/(Withdrawal)                                                 (402.65)
                                                                                  ----------------
   REMAINING AVAILABLE FUNDS                                                                   --

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                               --
     Remaining Indenture Trustee Expenses paid                                              (0.00)
                                                                                  ----------------
       Remaining Indenture Trustee Expenses unpaid                                           0.00
   REMAINING AVAILABLE FUNDS                                                                 0.00

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                   0.00

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED SEPTEMBER 1, 2001


CALCULATION OF BASE PRINCIPAL AMOUNT
     ADCPB, beginning of Collection Period                                         139,439,917.85
     ADCPB, end of Collection Period                                               133,680,247.52
                                                                                  ----------------
       Base Principal Amount                                                         5,759,670.33

UNREIMBURSED SERVICING ADVANCES
     Unreimbursed Servicing Advances from previous Collection Period                  4,415,033.16
     Servicing Advances collected during the current Collection Period                2,529,425.01
                                                                                  -----------------
       Unreimbursed Servicing Advances as of current Determination Date               1,885,608.15

CALCULATION OF SERVICER FEE
     ADCPB as of the prior Calculation Date                                         139,439,917.85
     Servicer Fee Rate                                                                       0.500%
     One-twelfth                                                                              1/12
                                                                                             ------
     Servicer Fee due current period                                                     58,099.97
     Prior Servicer Fee arrearage                                                               --
                                                                                  -----------------
     Servicer Fee due                                                                    58,099.97

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
     Indenture Trustee Fee (per Payment Date)                                               416.67
     Prior Indenture Trustee Fee arrearage                                                      --
                                                                                  -----------------
     Total Indenture Trustee Fee due                                                        416.67

INDENTURE TRUSTEE EXPENSES
     Indenture Trustee Expenses due                                                             --
     Prior Indenture Trustee Expenses arrearage                                                 --
                                                                                  -----------------
     Total Indenture Trustee Expenses due                                                       --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement - current period                      --
     Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                     --
                                                                                  -----------------
     Total Other Amounts Due Servicer under Servicing Agreement                                 --


AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END
     Current                                                 123,934,974.87                  92.71%
       31 - 60 days past due                                   4,070,372.90                   3.04%
       61 - 90 days past due                                   4,117,555.17                   3.08%
       91+ days past due                                       1,557,344.58                   1.16%
                                                            ----------------
                                                             133,680,247.52

GROSS CHARGE OFF
     ADCPB of All Defaulted Contracts                                                 1,017,285.40
     Less Recoveries                                                                    680,699.37
                                                                                  -----------------
     Total Charge Offs for the period                                                   336,586.03

     End of Month ADCPB                                                             133,680,247.52
     Gross Charge Off Ratio (Total Charge Offs/ADCPB)                                         0.25%

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED SEPTEMBER 1, 2001


INTEREST PAYMENTS TO NOTEHOLDERS

                                    Beginning
                  Initial           of Period        Interest                       Interest
   Class          Balance            Balance           Rate       Interest Due        Paid
-----------   ----------------   ----------------   ----------   --------------   ------------
    A-1         50,018,622.00               0.00        6.938%            0.00           0.00
    A-2         29,609,332.00      12,760,369.85        7.350%       78,157.27      78,157.27
    A-3         51,393,341.00      51,393,341.00        7.490%      320,780.10     320,780.10
    A-4         33,416,247.00      33,416,247.00        7.560%      210,522.36     210,522.36
-----------   ----------------   ----------------   ----------   --------------   ------------
  Class A      164,437,542.00      97,569,957.85         7.50%      609,459.72     609,459.72
-----------   ----------------   ----------------   ----------   --------------   ------------
     B          21,149,523.00      18,605,490.83        7.770%      120,470.55     120,470.55
     C          12,689,714.00      11,163,294.67        8.200%       76,282.51      76,282.51
     D           4,229,905.00       3,807,412.39       11.510%       36,519.43      36,519.43
     E           4,124,157.00       3,723,353.57        7.690%       47,720.98           0.00
-----------   ----------------   ----------------   ----------   --------------   ------------
Total Notes    206,630,841.00     134,869,509.32         7.71%      890,453.20     842,732.22
-----------   ----------------   ----------------   ----------   --------------   ------------


PRINCIPAL PAYMENTS TO NOTEHOLDERS


                 Beginning          (Monthly)       (Reallocated)   (Supplemental)       Total              End            Ending
                 of Period          Principal        Principal        Principal        Principal         of Period       Certificate
   Class          Balance             Paid              Paid             Paid            Paid             Balance          Factor
-----------   ----------------   ---------------   --------------   --------------   -------------   ----------------   ------------

    A-1                  0.00              0.00             0.00             0.00            0.00               0.00      0.0000000
    A-2         12,760,369.85      4,478,143.68             0.00             0.00    4,478,143.68       8,282,226.17      0.2797168
    A-3         51,393,341.00              0.00             0.00             0.00            0.00      51,393,341.00      1.0000000
    A-4         33,416,247.00              0.00             0.00             0.00            0.00      33,416,247.00      1.0000000
-----------   ----------------   ---------------   --------------   --------------   -------------   ----------------
  Class A       97,569,957.85      4,478,143.68             0.00             0.00    4,478,143.68      93,091,814.17
-----------   ----------------   ---------------   --------------   --------------   -------------   ----------------
     B          18,605,490.83        575,967.03             0.00             0.00      575,967.03      18,029,523.80      0.8524790
     C          11,163,294.67        329,793.55             0.00             0.00      329,793.55      10,833,501.13      0.8537230
     D           3,807,412.39              0.00             0.00             0.00            0.00       3,807,412.39      0.9001177
     E           3,723,353.57              0.00             0.00             0.00            0.00       3,723,353.57      0.9028157
-----------   ----------------   ---------------   --------------   --------------   -------------   ----------------
Total Notes    134,869,509.32      5,383,904.25             0.00             0.00    5,383,904.25     129,485,605.07
-----------   ----------------   ---------------   --------------   --------------   -------------   ----------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED SEPTEMBER 1, 2001


PRINCIPAL PAYMENT CALCULATION


                                 Investor        Investor          Investor                          Supplemental
              (defined)          Monthly        Reallocated      Supplemental          Total          Percentage
                Class           Principal        Principal         Principal         Principal       of Principal
   Class     Percentage           Amount          Amount            Amount            Amount          Allocated
   -----     ----------      --------------     -----------      ------------     --------------     ------------
     A           77.75%       4,478,143.68            0.00              0.00       4,478,143.68            79.58%
     B           10.00%         575,967.03            0.00              0.00         575,967.03            10.24%
     C            6.00%         345,580.22            0.00              0.00         345,580.22             6.14%
     D            2.00%         201,507.29            0.00              0.00         201,507.29             2.05%
     E            1.95%         207,596.42            0.00              0.00         207,596.42             2.00%
   -----     ----------      --------------     -----------      ------------     --------------     ------------
                              5,808,794.64            0.00              0.00       5,808,794.64           100.00%
                             --------------     -----------      ------------     --------------     ------------


FLOOR CALCULATION


                  Class        Floor Hit?        Floored
   Class         Floors          (Y/N)         Prin Amount
   -----         ------        ----------      ------------

     A                                             N/A
     B              --             No           575,967.03
     C              --             No           345,580.22
     D              --             No           201,507.29
     E              --             No           207,596.42
   -----         ------        ----------      ------------


(Retained) Certificate Balance      4,570,408.53
Initial OC Percentage                       2.30%

Overcollateralization Balance (prior)             4,570,408.53
Overcollateralization Balance (current)           4,194,642.45
Unfunded Loss Amount                                      0.00
Cumulative Loss Amount                            2,784,700.00
Available Funds+Collection Account-Servicing      6,226,636.48

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2001




EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                     Yes/No
                                                                                     ------

         A) Failure to distribute to the Noteholders all or part of any payment of Interest required to be made under the terms of such Notes or the
         Indenture when due; and,                                                      No
         B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
         Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity
         Date, the Class A-2 Maturity Date, the Class A-3 Maturity Date, the
         Class A-4 Maturity Date, the Class B Maturity Date, the Class C
         Maturity Date, the Class D Maturity Date, or the Class E Maturity Date,
         as the case may be, on any remaining principal owed on the outstanding
         Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes,
         Class B Notes, Class C Notes, Class D Notes, or Class E Notes, as the
         case may be.                                                                  No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

        Section                                         Event                                                               Yes/No
        -------                                         -----                                                               ------
       6.01(i)       Failure to make payment, deposit, transfer, or delivery required                                         No
       6.01(ii)      Failure to submit Monthly Statement                                                                      No
       6.01(iii)     Failure to Observe Covenants in Servicing Agreement                                                      No
       6.01(iv)      Servicer consents to appointment of custodian, receiver, etc.                                            No
       6.01(v)       Servicer files a voluntary petition for bankruptcy                                                       No
       6.01(vi)      Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days     No
       6.01(vii)     Assignment by Servicer to a delegate its rights under Servicing Agreement                                No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED SEPTEMBER 1, 2001


Available Funds                                                                                         $3,453,808.99
Deposit from Reserve Account                                                                                $7,787.56
                                                                                                            ----------
Total Available Amount to Note Holders:                                                                 $3,461,596.55

Disbursements from Collection Account: Section 3.05 of the Indenture

(i)      Initial Unpaid Amounts or servicing charges inadvertently deposited in Collection Account              $0.00
(ii)     Indemnity Payments paid inadvertently deposited in Collection Account                                  $0.00
(iii)    Aggregate of:
           (a) Unreimbursed Servicer Advances (Other than current Collection Period)                       $40,743.67
           (b) Servicer Fees from current and prior Collection Period                                      $69,335.91
(iv)     Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                          $416.67
(v)      Reimbursable Trustee Expenses: Section 7.07(a)(ii)                                                     $0.00

(vi)     Class A-1 through A-2 Note Interest on a pari passu basis:
           Class A-1 Note Interest                                                                        $331,998.28
           Class A-2 Note Interest                                                                        $644,910.00
(vii)    Class B Note Interest                                                                             $90,202.91

(viii)   Class A Base Principal Distribution Amount
           Class A-1 Principal Distribution Amount                                                      $2,084,395.59
           Class A-2 Principal Distribution Amount                                                              $0.00
(ix)     Class B Base Principal Distribution Amount                                                       $167,787.65
(x)      Supplemental Interest Reserve Account addition amount                                             $31,805.87
(xi)     Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                          $0.00
(xii)    Excess to Trust Certificate Holder                                                                     $0.00




         Reviewed By:


         ----------------------------------------------------------------------------------
         Joel Cappon
         Controller, American Express Business Finance

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED SEPTEMBER 1, 2001


AVAILABLE FUNDS
        Collection Account balance, as of August 31, 2001                                         1,852,847.78
        Investment earnings on amounts in Collection Account                                          7,010.57
        Payments due Collection Account from last 3 business days of Collection Period              289,152.55
        Servicer Advance on current Determination Date                                            1,304,798.09
        Additional Contribution for loss on termination                                                   0.00
        Deposit from Reserve Account                                                                  7,787.56
        Deposit from Letter of Credit Account                                                             0.00
        AVAILABLE FUNDS ON PAYMENT DATE                                                           3,461,596.55

Initial Unpaid Amounts inadvertently deposited in Collection Account                                      0.00
   REMAINING AVAILABLE FUNDS                                                                      3,461,596.55

Indemnity Payments paid inadvertently deposited in Collection Account                                     0.00
   REMAINING AVAILABLE FUNDS                                                                      3,461,596.55

UNREIMBURSED SERVICER ADVANCES
        Unreimbursed Servicer Advances due                                                           40,743.67
        Unreimbursed Servicer Advances paid                                                          40,743.67
                                                                                              -----------------
          Unreimbursed Servicer Advances remaining unpaid                                                 0.00
   REMAINING AVAILABLE FUNDS                                                                      3,420,852.88

SERVICER FEES
        Servicer Fees due                                                                            69,335.91
        Servicer Fees paid                                                                           69,335.91
                                                                                              -----------------
          Servicer Fees remaining unpaid                                                                  0.00
   REMAINING AVAILABLE FUNDS                                                                      3,351,516.97

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                            0.00
   REMAINING AVAILABLE FUNDS                                                                      3,351,516.97

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
        Indenture Trustee Fee due                                                                       416.67
        Indenture Trustee Fee paid                                                                      416.67
                                                                                              -----------------
          Indenture Trustee Fee remaining unpaid                                                          0.00
   REMAINING AVAILABLE FUNDS                                                                      3,351,100.31

REIMBURSABLE TRUSTEE EXPENSES PER SECTION 7.07(a)(ii)
        Total Indenture Trustee Expenses due                                                              0.00
        Cap on Indenture Trustee Expenses per section 7.07(a)(ii)                                    75,000.00
        Total Indenture Trustee Expenses paid                                                             0.00
                                                                                              -----------------
          Indenture Trustee Expenses unpaid                                                               0.00
   REMAINING AVAILABLE FUNDS                                                                      3,351,100.31

CLASS A-1 THROUGH A-2 NOTE INTEREST ON A PARI PASSU BASIS:
        Class A-1 Note Interest due                                                                 331,998.28
        Class A-1 Note Interest paid                                                                331,998.28
                                                                                              -----------------
          Class A-1 Interest remaining unpaid                                                             0.00
        Class A-2 Note Interest due                                                                 644,910.00
        Class A-2 Note Interest paid                                                                644,910.00
                                                                                              -----------------

          Class A-2 Interest remaining unpaid                                                             0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED SEPTEMBER 1, 2001


   REMAINING AVAILABLE FUNDS                                                                      2,374,192.03

CLASS B NOTE INTEREST
        Class B Note Interest due                                                                    90,202.91
        Class B Note Interest paid                                                                   90,202.91
                                                                                              -----------------
          Class B Note Interest remaining unpaid                                                          0.00
   REMAINING AVAILABLE FUNDS                                                                      2,283,989.12


CLASS A BASE PRINCIPAL DISTRIBUTION
        Class A-1 Note Principal Balance as of preceding Payment Date                            53,190,645.29
        Class A-1 Base Principal Distribution due                                                 2,084,395.59
        Class A-1 Base Principal Distribution Amount paid                                         2,084,395.59
                                                                                              -----------------
          Class A-1 Base Principal Distribution remaining unpaid                                          0.00
          Class A-1 Note Principal Balance after distribution on Payment Date                    51,106,249.70

        Class A-2 Note Principal Balance as of preceding Payment Date                            99,600,000.00
        Class A-2 Base Principal Distribution due                                                         0.00
        Class A-2 Base Principal Distribution Amount paid                                                 0.00
                                                                                              -----------------
          Class A-2 Base Principal Distribution remaining unpaid                                          0.00
          Class A-2 Note Principal Balance after distribution on Payment Date                    99,600,000.00
   REMAINING AVAILABLE FUNDS                                                                        199,593.53

CLASS B BASE PRINCIPAL DISTRIBUTION (BEGINNING JUNE 2001)
        Class B Note Principal Balance as of preceding Payment Date                              13,615,533.72
        Class B Base Principal Distribution due                                                     167,787.65
        Class B Base Principal Distribution paid                                                    167,787.65
                                                                                              -----------------
          Class B Base Principal Distribution remaining unpaid                                            0.00
          Class B Note Principal Balance after distribution on Payment Date                      13,447,746.07
   REMAINING AVAILABLE FUNDS                                                                         31,805.87

SUPPLEMENTAL INTEREST RESERVE ACCOUNT
        Supplemental Interest Reserve Account Addition                                               31,805.87
   REMAINING AVAILABLE FUNDS                                                                              0.00

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
        Indenture Trustee Expenses unpaid per above                                                       0.00
        Remaining Indenture Trustee Expenses paid                                                         0.00
                                                                                              -----------------
          Remaining Indenture Trustee Expenses unpaid                                                     0.00
   REMAINING AVAILABLE FUNDS                                                                              0.00

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                                0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED SEPTEMBER 1, 2001


RESERVE ACCOUNT: SECTION 3.04(a)
          Initial Reserve Account Balance                                                         2,469,680.24
          Plus: Earnings for Collection Period per Section 3.04(b)                                    7,885.57
          Less: Withdrawal per Section 3.04(c)                                                        7,787.56
            Ending Reserve Account Balance                                                        2,469,778.25


LETTER OF CREDIT ACCOUNT: SECTION 3.08(a)
          Initial Letter of Credit Account Balance                                                          --
          Plus: Earnings for Collection Period                                                              --
          Plus: Additions from draws under Section 3.08(b)                                                  --
          Less: Withdrawal pursuant to Section 3.08(c), To Collection Account                               --
            Ending Letter of Credit Account Balance                                                         --


SUPPLEMENTAL INTEREST RESERVE ACCOUNT: SECTION 3.09(b)
          Available Amounts for Related Collection Period less: Items 3.05(i) through (ix)           31,805.87
          Supplemental Interest Reserve Account Addition (Up to Supplemental Interest                31,805.87
            Required Amount)
          Supplemental Interest Reserve Account Distribution to Collection Account                          --


          Supplemental Interest Reserve Required Amount calculation
          Beginning Balance                                                                         751,026.76
          Plus: Additions (Up to 1% of Initial ADCPB)                                                31,805.87
          Plus: Earnings for Collection Period                                                        2,267.18
          Less: Required Distributions, To Collection Account                                               --
            Ending Supplemental Interest Reserve Account Balance                                    785,099.81

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED SEPTEMBER 1, 2001


CALCULATION OF BASE PRINCIPAL AMOUNT
          ADCPB, beginning of Collection Period                                             166,406,179.02
          ADCPB, end of Collection Period                                                   164,153,995.77
                                                                                        -------------------
            Base Principal Amount                                                             2,252,183.25

UNREIMBURSED SERVICING ADVANCES
          Unreimbursed Servicing Advances from previous Collection Period                     1,287,083.15
          Servicing Advances collected during the current Collection Period                   1,246,339.48
                                                                                        -------------------
            Unreimbursed Servicing Advances as of current Determination Date                     40,743.67


CALCULATION OF SERVICER FEE
          ADCPB as of the prior Calculation Date                                            166,406,179.02
          Servicer Fee Rate                                                                          0.500%
          One-twelfth                                                                                 1/12
                                                                                                     ------
          Servicer Fee due current period                                                        69,335.91
          Prior Servicer Fee arrearage                                                                  --
                                                                                        -------------------
          Servicer Fee due                                                                       69,335.91


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
          Indenture Trustee Fee (per Payment Date)                                                   16.67
          Prior Indenture Trustee Fee arrearage                                                       0.00
                                                                                        -------------------
          Total Indenture Trustee Fee due                                                           416.67

INDENTURE TRUSTEE EXPENSES
          Indenture Trustee Expenses due                                                              0.00
          Prior Indenture Trustee Expenses arrearage                                                  0.00
                                                                                        -------------------
          Total Indenture Trustee Expenses due                                                        0.00

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
          Other Amounts Due Servicer under Servicing Agreement - current period                       0.00
          Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                      0.00
                                                                                        -------------------
          Total Other Amounts Due Servicer under Servicing Agreement                                  0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED SEPTEMBER 1, 2001


INTEREST PAYMENTS TO NOTEHOLDERS


                                   Beginning                                                  Total          Total
                  Initial          of Period       Interest     Current        Overdue      Interest        Interest       Interest
   Class          Balance           Balance          Rate     Interest Due    Interest         Due            Paid        Shortfall
-----------   ---------------   ---------------   ---------   -------------   ---------   -------------   -------------   ---------
    A-1        75,000,000.00     53,190,645.29       7.490%     331,998.28        0.00      331,998.28      331,998.28        0.00
    A-2        99,600,000.00     99,600,000.00       7.770%     644,910.00        0.00      644,910.00      644,910.00        0.00
-----------   ---------------   ---------------   ---------   -------------   ---------   -------------   -------------   ---------
  Class A     174,600,000.00    152,790,645.29                  976,908.28        0.00      976,908.28      976,908.28        0.00
-----------   ---------------   ---------------   ---------   -------------   ---------   -------------   -------------   ---------
     B         14,052,729.00     13,615,533.72       7.950%      90,202.91        0.00       90,202.91       90,202.91        0.00
-----------   ---------------   ---------------   ---------   -------------   ---------   -------------   -------------   ---------
Total Notes   188,652,729.00    166,406,179.01                1,067,111.19        0.00    1,067,111.19    1,067,111.19        0.00
-----------   ---------------   ---------------   ---------   -------------   ---------   -------------   -------------   ---------


PRINCIPAL PAYMENTS TO NOTEHOLDERS


                     Beginning            Current                                  End                Ending
                     of Period           Principal          Principal           of Period          Certificate
   Class              Balance               Due               Paid               Balance              Factor
------------    -----------------    ----------------    --------------    ------------------    ---------------
    A-1            53,190,645.29        2,084,395.59      2,084,395.59         51,106,249.70         0.68141666
    A-2            99,600,000.00                0.00              0.00         99,600,000.00         1.00000000
------------    -----------------    ----------------    --------------    ------------------    ---------------
  Class A         152,790,645.29        2,084,395.59      2,084,395.59        150,706,249.70
------------    -----------------    ----------------    --------------    ------------------    ---------------
     B             13,615,533.72          167,787.65        167,787.65         13,447,746.07         0.95694908
------------    -----------------    ----------------    --------------    ------------------    ---------------
Total Notes       166,406,179.01        2,252,183.25      2,252,183.25        164,153,995.77
------------    -----------------    ----------------    --------------    ------------------    ---------------

                                  Beginning                            Base Principal         Principal
              Principal           of Period           Overdue           Distribution           Payment
               Percent             Balance           Principal             Amount              Amount
             ----------       ----------------     -------------     ----------------     ---------------
Class A       92.55%           152,790,645.29              0.00         2,084,395.59        2,084,395.59
Class B        7.45%            13,615,533.72              0.00           167,787.65          167,787.65
             ----------       ----------------     -------------     ----------------     ---------------



Base Principal Amount:                   2,252,183.25
Gross Charge Off Event?                            No
Available Funds less Fees:               3,351,100.31

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED SEPTEMBER 1, 2001




EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                        Yes/No
                                                                                        ------
          a)   Failure to distribute to the Noteholders all or part of any payment of Interest required to be made under the terms of such
               Notes or the Indenture when due; and,                                       No
          b)   Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available
               Funds are on deposit in the Collection Account of (y) on the
               Class A-1 Maturity Date, the Class A-2 Maturity Date, the Class B
               Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class B
               Notes, as the case may be.                                                  No
          c)   Failure on the part of the Trust duly to observe or perform in
               any material respect any other Covenants or Agreements.                     No
          d)   The Trust shall consent to the appointment of a Custodian,
               Receiver, Trustee, or Liquidator, etc.                                      No
          e)   The Trust shall file a voluntary petition in bankruptcy or a voluntary petition or answer seeking reorganization in a
               proceeding under any bankruptcy laws etc.                                   No
          f)   A petition against the Trust in a proceeding under applicable bank laws or other insolvency laws, as now or hereafter in effect, shall be filled and shall be consented to by the Trust or shall not be stayed, withdrawn, or dismissed within 60 days
               thereafter, etc.                                                            No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

      Section                                 Event                                                                       Yes/No
      -------                                 -----                                                                       ------
      6.01(i)      Failure to make payment, deposit, transfer, or delivery required                                         No
      6.01(ii)     Failure to submit Monthly Statement                                                                      No
      6.01(iii)    Failure to Observe Covenants or Agreements in Transaction Documents                                      No
      6.01(iv)     Servicer consents to appointment of custodian, receiver, etc.                                            No
      6.01(v)      Servicer files a voluntary petition for bankruptcy                                                       No
      6.01(vi)     Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days     No
      6.01(vii)    Assignment by Servicer to a delegate its rights under Servicing Agreement                                No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED SEPTEMBER 1, 2001



AGING DELINQUENCY STATISTICS - AS OF COLLECTION PERIOD END
                    Current                                                                163,786,057.72               99.78%
                      31 - 60 days past due                                                     72,908.94                0.04%
                      61 - 90 days past due                                                    295,029.11                0.18%
                      91+ days past due                                                              0.00                0.00%
                                                                                          ----------------
                                                                                           164,153,995.77


PUTBACK SUMMARY
                    Defaults for Related Collection Period                                                           7,787.56
                      Total Defaulted Contracts                                                                  2,486,249.45
                    Recoveries from Reserve Account for Current Period                                               7,787.56
                      Total Recoveries from Reserve Account                                                      2,262,452.01
                    Net Remaining Defaulted                                                                        223,797.44
                    Recoveries from Source Recourse (Up to Available Source Recourse)                                    0.00
                    Recoveries from Draw on Letter of Credit Account                                                     0.00


10% LIMITED RECOURSE AMOUNT
                    Beginning Amount available under 10% limited recourse                                       19,238,909.32
                    Beginning % available under 10% limited recourse                                                   8.7695%
                    Current months buy backs under 10% limited recourse obligation                                   7,335.68
                    Cumulative amount bought back under 10% limited recourse obligation                          2,367,325.62
                    Cumulative % bought back under 10% limited recourse obligation                                     0.0000%


LETTERS  OF CREDIT
                    Beginning Value of the 2 Letters of Credit                                                  20,000,000.00
                    Amount of step down in the Letters of Credit                                                         0.00
                    Ending Value of the 2 Letters of Credit                                                     20,000,000.00


LETTER OF CREDIT DRAW EVENTS                                                                                         (NO/YES)
                                                                                                                     --------
                    (i) Non Performance of Buy Back Obligation - Deposit full amount of both LOCs (No/Yes):             No

                    (ii) Downgrade by Confirming bank - Deposit full amount of relevant LOC:
                    Northern Trust Company (Downgraded below Aa/AA by Moodys and S&P respectively)                      No
                    Bank One (Downgraded below Aa/A by Moodys and S&P respectively)                                     No

                    (iii) Non-Renewal of Letters of Credit for 364 days by issuing or confirming bank:                  No
                      Deposit full amount of relevant LOC:
                    Draw on Letters of Credit?                                                                          No

                    If a draw on the letters of credit, amount deposited in Letter of Credit Account                   0.00







GROSS CHARGE EVENT CALCULATION:                                                                          Result
                                                                                                     -------------
                    Defaulted Contracts Current Period                                                       7,788
                    Total Defaulted Contracts Prior Period                                               2,478,462
                                                                                                     --------------
                    Total ADCPB of all Defaulted Contracts                                               2,486,249
                    Total Initial ADCPB                                                                188,652,729
                                                                                                     --------------
                    % Total Defaulted                                                                         1.32%
                    Maximum Allowed                                                                          10.00%

Gross Charge Off Event:                                                                                     No